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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 13, 1999
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                        (Date of earliest event reported)

                           Commonwealth Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                      0-27942                23-2828883
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


2 West Lafayette Street, Norristown, Pennsylvania                    19401
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(Address of principal executive offices)                           (Zip Code)


                                 (610) 251-1600
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.     OTHER EVENTS
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       On July 13, 1999, Commonwealth Bancorp, Inc. (the "Company") reported net income of $4.4 million, or a record $0.33 per common share on a diluted basis, for the second quarter of 1999. For the six months ended June 30, 1999, net income was $8.5 million, or $0.63 per common share on a diluted basis. For additional information, reference is made to the Press Release, dated July 13, 1999, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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       (a)  Financial Statements.

            Not Applicable.

       (b)  Pro Forma Financial Information.

            Not Applicable

       (c)  Exhibits:

            99        Press Release dated July 13, 1999




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COMMONWEALTH BANCORP, INC.


Date: July 15, 1999                     By:    /s/Charles M. Johnston
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                                               Charles M. Johnston
                                               Chief Financial Officer




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